UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

December 4, 2017 (November 30, 2017)

NAVIENT CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-36228	46-4054283
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

123 Justison Street, Wilmington, Delaware		19801
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (302) 283-8000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement

On December 4, 2017, Navient Corporation (the “Company”) completed a public offering of $250,000,000 aggregate principal amount of its 6.500% Senior Notes due 2022 (the “Additional Notes”). The issuance of the Additional Notes represents a reopening of the Company’s previous offering of $750,000,000 aggregate principal amount of 6.500% Senior Notes due 2022 (the “Existing Notes”), which were offered and sold pursuant to the Company’s prospectus supplement dated March 2, 2017 and the accompanying prospectus dated July 18, 2014. The terms, provisions and conditions of the Additional Notes, other than their issue date and public offering price, are identical to the terms, provisions and conditions of the Existing Notes. The Additional Notes and the Existing Notes constitute a single series and bear the same CUSIP number. As a result of the Additional Notes issuance, the aggregate principal amount outstanding of the 6.500% Senior Notes due 2022 is $1,000,000,000.

The offering of the Additional Notes was made pursuant to the Company’s shelf registration statement on Form S-3 (Registration No. 333-218415) filed with the Securities and Exchange Commission (the “SEC”) on June 1, 2017, including a related prospectus and prospectus supplement filed with the SEC on June 1, 2017 and November 30, 2017, respectively.

In connection with the offering of the Additional Notes, the Company entered into an Underwriting Agreement, dated November 30, 2017 (the “Underwriting Agreement”), among the Company and Credit Suisse Securities (USA) LLC, J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the underwriters named therein (together, the “Underwriters”). Pursuant to the Underwriting Agreement, the Company agreed to sell the Additional Notes to the Underwriters, and the Underwriters agreed to purchase the Additional Notes for resale to the public. The Underwriting Agreement includes customary representations, warranties and covenants by the Company. It also provides for customary indemnification by each of the Company and the Underwriters against certain liabilities and customary contribution provisions in respect of those liabilities.

The Additional Notes were issued under the base indenture, dated as of July 18, 2014 (the “Base Indenture”), between the Company and The Bank of New York Mellon, as trustee, as amended by a fifth supplemental indenture, dated as of March 7, 2017 (the “Fifth Supplemental Indenture”) and a ninth supplemental indenture, dated as of December 4, 2017 (the “Ninth Supplemental Indenture” and, together with the Base Indenture and the Fifth Supplemental Indenture, the “Indenture”).

The Underwriting Agreement, the Indenture and the form of global note for the offering are filed as exhibits to this Form 8-K and are incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information related to the Indenture in Item 1.01 of this Form 8-K is hereby incorporated by reference into this Item 2.03.

Item 9.01(d)	Financial Statements and Exhibits.

In reviewing the agreements included as exhibits to this report, please remember they are included to provide you with information regarding their terms and are not intended to provide any other factual or disclosure information about the Company or the other parties to the agreements. The agreements contain representations and warranties by each of the parties to the applicable agreement. These representations and warranties have been made solely for the benefit of the other parties to the applicable agreement and:

•	should not in all instances be treated as categorical statements of fact, but rather as a way of allocating the risk to one of the parties if those statements prove to be inaccurate;

•	may have been qualified by disclosures that were made to the other party in connection with the negotiation of the applicable agreement, which disclosures are not necessarily reflected in the agreement;

•	may apply standards of materiality in a way that is different from what may be viewed as material to you or other investors; and

•	were made only as of the date of the applicable agreement or such other date or dates as may be specified in the agreement and are subject to more recent developments.

Accordingly, these representations and warranties may not describe the actual state of affairs as of the date they were made or at any other time. Additional information about the Company may be found elsewhere in this report and the Company’s other public filings, which are available without charge through the SEC’s website at http://www.sec.gov.

Exhibit No.	Description

Exhibit 1.1*	Underwriting Agreement, dated November 30, 2017, among the Company and Credit Suisse Securities (USA) LLC, J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the Underwriters named therein.

Exhibit 4.1	Indenture, dated as of July 18, 2014, between the Company and The Bank of New York Mellon, as trustee (Incorporated by reference to Exhibit 4.1 of the Company’s Form S-3 filed on June 1, 2017).

Exhibit 4.2	Fifth Supplemental Indenture, dated as of March 7, 2017, between the Company and The Bank of New York Mellon, as trustee (Incorporated by reference to Exhibit 4.2 of the Company’s Current Report on Form 8-K filed on March 7, 2017).

Exhibit 4.3*	Ninth Supplemental Indenture, dated as of December 4, 2017, between the Company and The Bank of New York Mellon, as trustee.

Exhibit 4.4*	Form of Note for 6.500% Senior Notes due 2022 – included as part of Exhibit 4.3 hereto.

Exhibit 5.1*	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP.

Exhibit 23.1*	Consent of Skadden, Arps, Slate, Meagher & Flom LLP – included as part of Exhibit 5.1 hereto.

*	Filed herewith.

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 1.1*	Underwriting Agreement, dated November 30, 2017, among the Company and Credit Suisse Securities (USA) LLC, J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the Underwriters named therein.

Exhibit 4.1	Indenture, dated as of July 18, 2014, between the Company and The Bank of New York Mellon, as trustee (Incorporated by reference to Exhibit 4.1 of the Company’s Form S-3 filed on June 1, 2017).

Exhibit 4.2	Fifth Supplemental Indenture, dated as of March 7, 2017, between the Company and The Bank of New York Mellon, as trustee (Incorporated by reference to Exhibit 4.2 of the Company’s Current Report on Form 8-K filed on March 7, 2017).

Exhibit 4.3*	Ninth Supplemental Indenture, dated as of December 4, 2017, between the Company and The Bank of New York Mellon, as trustee.

Exhibit 4.4*	Form of Note for 6.500% Senior Notes due 2022 – included as part of Exhibit 4.3 hereto.

Exhibit 5.1*	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP.

Exhibit 23.1*	Consent of Skadden, Arps, Slate, Meagher & Flom LLP – included as part of Exhibit 5.1 hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAVIENT CORPORATION (REGISTRANT)

Date: December 4, 2017	By:	/s/ Stephen J. O’Connell
Name: Stephen J. O’Connell
Title: Senior Vice President and Treasurer